UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

Invesco Exchange Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

JULY 2014

Important Notice To

Invesco Exchange Fund Partners

Questions & Answers

We are providing a brief overview of the issues to be voted on at the Annual Meeting of Partners. We ask that you read the complete Proxy Statement for additional information.

Q. Why is a partner meeting being held?

A. Invesco Exchange Fund (the “Fund”) is holding an annual meeting of partners at which you are being asked to (i) elect Managing General Partners and (ii) ratify the selection of PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Fund.

The Fund currently is overseen by a Board of Managing General Partners (the “Board”) comprised of eight Managing General Partners. Invesco Advisers, Inc., the Fund’s investment adviser, currently manages 127 other Invesco-branded open-end and closed-end funds, each of which is overseen by a board (each a “Houston Board” and, collectively, the “Houston Board”) comprised of 14 board members. In order to achieve certain operational efficiencies and reduce expenses for the Fund, the Board has determined that it would be in the best interests of the Fund and its partners to consolidate the Board’s membership with the membership of the Houston Board (the “Board Consolidation”). In order to effect the Board Consolidation, the Board has nominated for election to the Board at the annual meeting those board members on the Houston Board that do not currently serve as Managing General Partners of the Fund to form a consolidated board (the “Consolidated Board”). In addition, the current members of the Board who will serve on the Consolidated Board have been nominated for election at the annual meeting. Certain members of the Board will not serve on the Consolidated Board to facilitate the Board Consolidation. If all the Nominees are elected to the Board of the Fund, the Consolidated Board will serve as the board of each Invesco-branded registered investment company that is not an exchange traded fund or a unit investment trust.

Q. How does the Board recommend that I vote?

A. The Board recommends that you vote “FOR” each of the proposals listed on the enclosed proxy card.

Q. Will my vote make a difference?

A. Yes, your vote is important and will make a difference no matter how many shares you own. We encourage all partners to participate in the governance of the Fund.

Q. How do I vote my proxy?

A. You may cast your vote by mail, phone or internet. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to vote via phone or internet, please refer to the instructions found on the proxy card accompanying the Proxy Statement. To vote by phone or internet, you will need the “control number” that appears on the proxy card.

Q. Where do I call for more information?

A. Please contact us at the 24-hour Automated Investor Line at 1-800-959-4246 or on the internet at www.invesco.com/us.

VK-EXCHANGE-PROXY-1

About the Proxy Card

Please vote on each issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

Election of Managing General Partners – mark “FOR ALL,” “WITHHOLD ALL” or “FOR ALL EXCEPT.”

Ratification of Independent Registered Public Accounting Firm – mark “FOR,” “AGAINST” or “ABSTAIN.”

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.

SAMPLE

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	PROXY

INVESCO EXCHANGE FUND ANNUAL MEETING OF PARTNERS

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1. Authority to vote for the election of the Nominees named below:	☐	☐	☐	To withhold authority for any individual Nominee(s), mark “FOR ALL EXCEPT” and write the Nominee name(s) on the line provided.

01. David C. Arch

02. Frank S. Bayley

03. James T. Bunch

04. Bruce L. Crockett

05. Rodney F. Dammeyer

06. Albert R. Dowden

07. Jack M. Fields

08. Martin L. Flanagan

09. Dr. Prema Mathai-Davis

10. Dr. Larry Soll

11. Hugo F. Sonnenschein

12. Raymond Stickel, Jr.

13. Philip A. Taylor

14. Wayne W. Whalen

15. Suzanne H. Woolsey

	FOR	AGAINST	ABSTAIN

2. To ratify the selection of PricewaterhouseCoopers (“PwC”) as the independent registered public accounting firm of the Fund.	☐	☐	☐

Partner sign here Co-owner sign here

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

Invesco Exchange Fund

1555 Peachtree Street, N.E.

Atlanta, Georgia 30309

NOTICE OF ANNUAL MEETING OF PARTNERS

To Be Held August 29, 2014

Notice is hereby given to the partners of the Invesco Exchange Fund, a California limited partnership (the “Fund”), that the Annual Meeting of Partners of the Fund (the “Meeting”) will be held at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, on August 29, 2014 at 3:00 p.m. Eastern Daylight time.

The Meeting is to be held for the following purposes:

1.

To elect 15 Managing General Partners, as follows, each to serve until the next annual meeting of partners or until a successor is elected and qualified: David C. Arch, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Rodney F. Dammeyer, Albert R. Dowden, Jack M. Fields, Martin L. Flanagan, Dr. Prema Mathai-Davis, Dr. Larry Soll, Hugo F. Sonnenschein, Raymond Stickel, Jr., Philip A. Taylor, Wayne W. Whalen and Suzanne H. Woolsey.

2.	To ratify the selection of PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Fund.

3.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

Partners of the Fund at the close of business on July 8, 2014 are entitled to notice of and to vote at the Meeting and any adjournment thereof.

The Managing General Partners recommend that you cast your vote:

•	FOR ALL of the Nominees for Managing General Partner listed in the Proxy Statement.

•	FOR the selection of PwC as the independent registered public accounting firm of the Fund.

THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT (AND THE MOST RECENT SEMIANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY) TO ANY PARTNER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING 1-800-959-4246 OR BY WRITING TO THE FUND AT 1555 PEACHTREE STREET, N.E., ATLANTA, GEORGIA 30309.

By order of the Managing General Partners,

Senior Vice President, Secretary and Chief Legal Officer

July 24, 2014

PARTNERS OF THE FUND ARE INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN SUCH PROXY CARD, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.

YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY CARD OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY NO MATTER HOW MANY SHARES YOU OWN.

VK-EXCHANGE-PROXY-1

Invesco Exchange Fund

1555 Peachtree Street, N.E.

Atlanta, Georgia 30309

PROXY STATEMENT

FOR

ANNUAL MEETING OF PARTNERS

To be Held August 29, 2014

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Managing General Partners (the “Managing General Partners” or the “Board”) of Invesco Exchange Fund, a California limited partnership (the “Fund”) of proxies to be voted at an annual meeting of partners of the Fund, and all adjournments, postponements or delays thereof (the “Meeting”), to be held at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, on August 29, 2014, at 3:00 p.m. Eastern Daylight time. The approximate mailing date of this Proxy Statement and accompanying form of proxy is July 24, 2014.

Participating in the Meeting are holders of units of partnership interest (the “Shares”) of the Fund.

The Board has fixed the close of business on July 8, 2014 as the record date (the “Record Date”) for the determination of partners entitled to vote at the Meeting. At the close of business on the Record Date, there were issued and outstanding 122,605.39 Shares of the Fund.

The Meeting is to be held for the following purposes:

1.

To elect 15 Managing General Partners, as follows, each to serve until the next annual meeting of partners or until a successor is elected and qualified: David C. Arch, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Rodney F. Dammeyer, Albert R. Dowden, Jack M. Fields, Martin L. Flanagan, Dr. Prema Mathai-Davis, Dr. Larry Soll, Hugo F. Sonnenschein, Raymond Stickel, Jr., Philip A. Taylor, Wayne W. Whalen and Suzanne H. Woolsey.

2.	To ratify the selection of PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Fund.

The Fund will furnish, without charge, a copy of its most recent annual report (and the most recent semiannual report succeeding the annual report, if any) to any partner upon request. Any such request should be directed to the Fund by calling 1-800-959-4246 or by writing to the Fund at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

Voting

Partners of the Fund on the Record Date are entitled to one vote per Share with respect to any Proposal submitted to the partners of the Fund, with no Share having cumulative voting rights. The voting requirement for passage of a particular Proposal depends on the nature of the Proposal.

Proposal 1

With respect to the election of Managing General Partners, those persons receiving the highest number of votes “For,” cast at a meeting at which a quorum is present in person or by proxy, up to the number of Managing General Partners proposed to be elected, shall be elected as Managing General Partners to serve until the next annual meeting of partners or until their successors are elected and qualified.

The Managing General Partners recommend that you cast your vote “FOR ALL” of the Nominees for Managing General Partner of the Fund listed in the Proxy Statement.

Proposal 2

Ratifying the selection of PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Fund requires the vote of a majority of the Shares present in person or by proxy at a meeting at which a quorum is present.

The Managing General Partners recommend that you cast your vote “FOR” the ratification of PwC as the independent registered public accounting firm of the Fund.

General Information about Voting at the Meeting

All Shares represented by properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted “FOR ALL” of the Nominees for Managing General Partner and “FOR” the ratification of PwC as the independent registered public accounting firm of the Fund. Abstentions and broker non-votes (i.e., where a nominee, such as a broker, holding shares for beneficial owners responds but does not vote on a Proposal because the nominee lacks beneficial owner direction or does not exercise discretionary authority) are not treated as votes “FOR” a Proposal. With respect to Proposal 1, abstentions and broker non-votes will have no effect on the outcome of the vote on a Nominee, since only votes FOR are considered in determining those persons with the highest number of votes. With respect to Proposal 2, abstentions and broker non-votes will have the same effect as a vote against the Proposal. A majority of the outstanding Shares must be present in person or by proxy to have a quorum to conduct business at the Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.

Broker-dealer firms holding Shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Proposals before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange (“NYSE”), such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Each Proposal is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their Shares voted by broker-dealer firms in favor of the Proposals. A properly executed proxy card or other authorization by a beneficial owner of Shares that does not specify how the beneficial owner’s Shares should be voted on the Proposals may be deemed an instruction to vote such Shares in favor of the Proposals. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your Shares without instruction. We urge you to provide instructions to your broker or nominee to ensure that your votes may be counted.

Partners who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

The Fund knows of no business other than that mentioned in Proposals 1 and 2 of the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the Proposals are not received, proxies (including abstentions and broker non-votes) would be voted in favor of one or more adjournments of the Meeting to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of partners based on a consideration of all relevant factors, including the nature of the relevant Proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

Attending the Meeting

If you intend to attend the Meeting in person and you are a record holder of the Fund’s Shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your Shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of Shares of the Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date.

If you hold your Shares in a brokerage account or through a bank or other nominee, you will not be able to vote your Shares in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Meeting.

You may contact the Fund at 1-800-959-4246 to obtain directions to the site of the Meeting.

Investment Adviser

The investment adviser for the Fund is Invesco Advisers, Inc. (the “Adviser”). The Adviser is a wholly owned subsidiary of Invesco Ltd. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.

Investment Sub-Advisers

The Adviser has entered into a sub-advisory agreement (the “Sub-Advisory Agreement”) with certain affiliates to serve as sub-advisers to the Fund, pursuant to which these affiliated sub-advisers may be appointed by the Adviser from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Fund. These affiliated sub-advisers, each of which is a registered investment adviser under the Investment Advisers Act of 1940 are:

Invesco Asset Management Deutschland GmbH;

Invesco Asset Management Limited;

Invesco Asset Management (Japan) Limited;

Invesco Australia Limited;

Invesco Hong Kong Limited;

Invesco Senior Secured Management, Inc.; and

Invesco Canada Ltd. (each a “Sub-Adviser” and collectively, the “Sub-Advisers”).

The Sub-Advisers are indirect wholly owned subsidiaries of Invesco Ltd.

Certain Other Service Providers

The Fund has entered into a master administrative services agreement with the Adviser. The principal business address of the Adviser is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

PROPOSAL 1:

ELECTION OF MANAGING GENERAL PARTNERS

Proposed Board Consolidation

The Fund currently is overseen by the Board, which is comprised of eight Managing General Partners. Invesco Advisers, Inc. currently manages 127 other Invesco-branded open-end and closed-end funds, each of which is overseen by a board (each a “Houston Board” and, collectively, the “Houston Board”) comprised of 14 board members. In order to seek to achieve certain operational efficiencies and to reduce expenses for the Fund, the Board has determined that it would be in the best interests of the Fund and its partners to consolidate the Board’s membership with the membership of the Houston Board (the “Board Consolidation”). In order to effect the Board Consolidation, the Board has nominated for election to the Board at the annual meeting those board members on the Houston Board that do not currently serve as Managing General Partners of the Fund to form a consolidated board (the “Consolidated Board”). In addition, the current members of the Board who will serve on the Consolidated Board have been nominated for election at the annual meeting. Certain members of the Board will not serve on the Consolidated Board to facilitate the Board Consolidation. If all the Nominees are elected to the Board of the Fund, the Consolidated Board will serve as the board of each Invesco-branded registered investment company that is not an exchange traded fund or a unit investment trust.

Ms. Linda Hutton Heagy and Messrs. R. Craig Kennedy and Colin D. Meadows, currently Managing General Partners of the Fund, will resign from the Board effective as of the Meeting and will not serve on the Consolidated Board in order to facilitate the Board Consolidation. Mr. Jerry D. Choate, currently a Managing General Partner of the Fund, will retire from the Board, effective as of the Meeting, pursuant to the Board’s retirement policy.

In reaching the conclusion that the Consolidation is in the best interests of the Fund and its partners, the Board considered a number of factors, including the following:

•

potential benefits to partners, including opportunities for enhanced efficiency associated with uniform board oversight, such as reducing the need to have separate meetings and materials to consider the same or substantially similar matters, and the alignment and streamlining of resources needed to support board reporting and interaction in areas such as compliance and regulatory and risk management oversight;

•	the Adviser’s estimate of cost savings to the Fund of approximately one basis point annually;

•

the Adviser’s commitment, with the exception of the expiration of certain investment management fee waivers and total expense cap waivers, that the Adviser and its affiliates will not recommend an increase to the costs and/or fees charged to the Fund by the Adviser and its affiliates which are within the control of the Adviser and its affiliates for a period of at least two (2) years after the Board Consolidation;

•

the Fund is not currently, and will not in the future be, responsible for any accruals or obligations related to the Retirement Plan of the funds currently overseen by the Houston Board that were incurred prior to the Consolidation, although the Managing General Partners of the Fund on the Consolidated Board would be permitted to defer future compensation under a voluntary deferred compensation plan after the Consolidation;

•	the independent status of those Nominees who will serve as Independent Managing General Partners;

•

the governance of the Funds under the oversight of the Consolidated Board, including that the Funds will be overseen by an investment sub-committee of the Consolidated Board that will oversee the other closed-end funds and fixed income funds managed by the Adviser, which committee’s membership will include two current or former trustees of the Funds, and the Adviser’s recommendation to the consolidated board that continuity and experience with closed-end funds be primary considerations for membership on such investment sub-committee;

•

the proposed process, timing and costs for implementing the Board Consolidation, including the Adviser’s commitment to bear non-routine expenses associated with the Meeting in excess of customary costs associated with an annual shareholder meeting; and

•

in order to conform the membership of the Houston Board to that of the Board, it is expected that a vacancy will be created on the Houston Board and Suzanne W. Woolsey will be appointed to fill the vacancy.

Members of the Nominating and Governance Committee of the Board considered each Nominee and recommended his or her nomination to the Consolidated Board of the Fund. Based on this recommendation, the Board nominated each of the Nominees to the Consolidated Board of the Fund.

It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of the respective Nominees listed unless the proxy is marked otherwise.

Composition of the Consolidated Board

If all of the Nominees are elected, the Managing General Partners that will serve on the Consolidated Board are as follows:

David C. Arch

Frank S. Bayley

James T. Bunch

Bruce L. Crockett

Rodney F. Dammeyer

Albert R. Dowden

Jack M. Fields

Martin L. Flanagan*

Prema Mathai-Davis

Larry Soll

Hugo F. Sonnenschein

Raymond Stickel, Jr.

Philip A. Taylor*

Wayne W. Whalen*

Suzanne H. Woolsey

*	Interested person of the Fund.

Each Managing General Partner will serve until the next annual meeting of partners of the Fund or until their successors are duly elected and qualified.

Messrs. Bayley and Whalen will retire from the Consolidated Board effective December 31, 2014.

Partner Approval

With respect to the election of Managing General Partners, those persons receiving the highest number of votes “For,” cast at a meeting at which a quorum is present in person or by proxy, up to the number of Managing General Partners proposed to be elected, shall be elected as Managing General Partners to serve until the next annual meeting of partners or until their successors are elected and qualified.

THE MANAGING GENERAL PARTNERS RECOMMEND THAT YOU CAST YOUR VOTE “FOR ALL” OF THE NOMINEES FOR MANAGING GENERAL PARTNER OF THE FUND.

INFORMATION REGARDING MANAGING GENERAL PARTNERS

The business and affairs of the Fund are managed under the direction of its Board. This section of this Proxy Statement provides you with information regarding each incumbent Managing General Partner and Nominee that is proposed to serve on the Consolidated Board.

The tables below list the incumbent Managing General Partners and the Nominees that are proposed to serve on the Consolidated Board, their principal occupations, other directorships held by them and their affiliations, if any, with the Adviser or its affiliates. Managing General Partners of the Fund generally serve a term until the next annual meeting of partners of the Fund or until their successors are duly elected and qualified. All Managing General Partners and Nominees have consented to being named in this Proxy Statement and have agreed to serve if elected.

The term “Fund Complex” includes each of the open- and closed-end Invesco-branded registered management investment companies advised by the Adviser as of the date of this Proxy Statement. As of the date of this Proxy Statement, there were 140 funds in the Fund Complex.

The address of each Managing General Partner and Nominee is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

Independent Managing General Partners and Nominees:

Name and Year of Birth of Managing General Partner or Nominee	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Managing General Partner or Nominee(2)	Other Directorships Held by Managing General Partner or Nominee During the Past Five Years
David C. Arch (1945)	Current Managing General Partner and Nominee	Managing General Partner since 1998	Chairman of Blistex Inc., a consumer health care products manufacturer	140 140	Trustee/Managing General Partner of funds in the Fund Complex; Member of the Houston Board; Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee, Edward-Elmhurst Hospital

Frank S. Bayley(1) (1939)	Nominee	N/A	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	127 140	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee, The Curtis Institute of Music

James T. Bunch (1942)	Nominee	N/A

Managing Member, Grumman Hill Group LLC (family office private equity investments)

Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation

				127 140	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society

Name and Year of Birth of Managing General Partner or Nominee	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Managing General Partner or Nominee(2)	Other Directorships Held by Managing General Partner or Nominee During the Past Five Years
Bruce L. Crockett (1944)	Nominee	N/A

Chairman, Crockett Technologies Associates (technology consulting company)

Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company) and Investment Company Institute

				127 140	ALPS (Attorneys Liability Protection Society) (insurance company)

Rodney F. Dammeyer (1940)	Nominee	N/A

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds Complex

				127 140	Director of Quidel Corporation and Stericycle, Inc.

Albert R. Dowden (1941)	Nominee	N/A

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management), Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

				127 140	Director of Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/Homeowners of America Insurance Company, the Boss Group

Name and Year of Birth of Managing General Partner or Nominee	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Managing General Partner or Nominee(2)	Other Directorships Held by Managing General Partner or Nominee During the Past Five Years
Jack M. Fields (1952)	Nominee	N/A

Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit)

Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (nonprofit); and member of the U.S. House of Representatives

				127 140	Insperity, Inc. (formerly known as Administaff)

Prema Mathai-Davis (1950)	Nominee	N/A	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	127 140	None

Larry Soll (1942)	Nominee	N/A	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	127 140	None

Hugo F. Sonnenschein (1940)	Current Managing General Partner and Nominee	Managing General Partner Since 1998	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago; Prior to 2000, President of the University of Chicago.	140 140	Trustee/Managing General Partner of funds in the Fund Complex; Member of the Houston Board; Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. (1944)	Nominee	N/A	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	127 140	None

Suzanne H. Woolsey, Ph.D. (1941)	Current Managing General Partner and Nominee	Managing General Partner Since 2003	Chief Executive Officer of Woolsey Partners LLC; Chief Communications Officer of the National Academy of Sciences and Engineering and Institute of Medicine/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001	13 140	Trustee/Director/Managing General Partner of funds in the Fund Complex; Chair of the Board of Trustees of the Institute for Defense Analyses, a federally funded research and

Name and Year of Birth of Managing General Partner or Nominee	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Managing General Partner or Nominee(2)	Other Directorships Held by Managing General Partner or Nominee During the Past Five Years
development center; Trustee of Colorado College; Trustee of California Institute of Technology; Previously, from 2004-2014, Director of Fluor Corp., a global engineering, construction and management company; Previously, from 1992-2000 and 2002-2010, Trustee of the German Marshall Fund of the United States, a public foundation; Previously, from 2004-2010, Trustee of the Rocky Mountain Institute, a non-profit energy and environmental institute; Previously, from 2008-2009, Director of Changing World Technologies, Inc., an energy manufacturing company; Previously, from 2006-2009, Director of Intelligent Medical Devices, Inc., a private company which develops diagnostic medical tools

Interested Managing General Partners and Nominees:

Martin L. Flanagan(3) (1960)	Nominee	N/A

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Adviser to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc.

				127 140	None

Name and Year of Birth of Managing General Partner or Nominee	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Managing General Partner or Nominee(2)	Other Directorships Held by Managing General Partner or Nominee During the Past Five Years
(holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor(4) (1954)	Nominee	N/A	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	127 140	None

Name and Year of Birth of Managing General Partner or Nominee	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Managing General Partner or Nominee(2)	Other Directorships Held by Managing General Partner or Nominee During the Past Five Years
Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen(1),(5) (1939)	Current Managing General Partner and Nominee	Managing General Partner since 1998	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	140 140	Trustee/Managing General Partner of funds in the Fund Complex; Member of the Houston Board; Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; Director of the Stevenson Center for Democracy

(1)	Retiring effective December 31, 2014.

(2)

The first number provided for each Managing General Partner or Nominee represents the number of portfolios currently overseen. The second number represents the number of portfolios that will be overseen if the Managing General Partner or Nominee is elected to the board of each fund for which they have been nominated in connection with the Board Consolidation.

(3)

Mr. Flanagan is an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Fund because he is an officer of the adviser to the Fund, and an officer and a director of Invesco Ltd., the ultimate parent of the Adviser.

(4)	Mr. Taylor is an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Fund because he is an officer and a director of the Adviser.

(5)	Mr. Whalen is an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Fund because he and his firm currently provide legal service to the Fund.

Additional Information about the Managing General Partners and Nominees for the Consolidated Board

Independent Managing General Partners and Nominees

David C. Arch. Mr. Arch has been a member of the Board of the Fund since 1998 and a member of the board of other funds overseen by the Board since 1989. The Board believes that Mr. Arch’s experience as the chairman and chief executive officer of a public company and as a member of the board of several organizations, his service as a Managing General Partner of the Fund and his experience as a director of other investment companies benefits the Fund.

Frank S. Bayley. Mr. Bayley has been a member of the Houston Board since 2010. Mr. Bayley is retired business consultant in San Francisco. He is Chairman and a Director of the C. D. Stimson Company, a private investment company in Seattle. Mr. Bayley serves as a Trustee of the Seattle Art Museum, a Trustee of San Francisco Performances, and a Trustee of The Curtis Institute of Music in Philadelphia. He also serves on the East Asian Art Committee of the Philadelphia Museum of Art and the Visiting Committee for Art of Asia, Oceania and Africa of the Museum of Fine Arts, Boston. Mr. Bayley is a retired general partner and Of Counsel of the international law firm of Baker & McKenzie LLP, where his practice focused on business acquisitions and venture capital transactions. Prior to joining Baker & McKenzie LLP in 1986, he was a partner of the San Francisco law firm of Chickering & Gregory. He received his A.B. from Harvard College in 1961, his LL.B. from Harvard Law School in 1964, and his LL.M. from Boalt Hall at the University of California, Berkeley, in 1965. Mr. Bayley served as a Trustee of the Badgley Funds from inception in 1998 until dissolution in 2007. The Board believes that Mr. Bayley’s experience as a business consultant and a lawyer and his experience as a director of other investment companies benefits the Fund.

James T. Bunch. Mr. Bunch has been a member of the Houston Board since 2010. From 1988 to 2010 Mr. Bunch was Founding Partner of Green Manning & Bunch, Ltd., a leading investment banking firm located in Denver, Colorado. Green Manning & Bunch is a FINRA-registered investment bank specializing in mergers and acquisitions, private financing of middle-market companies and corporate finance advisory services. Immediately prior to forming Green Manning & Bunch, Mr. Bunch was Executive Vice President, General Counsel, and a Director of Boettcher & Company, then the leading investment banking firm in the Rocky Mountain region. Mr. Bunch began his professional career as a practicing attorney. He joined the prominent Denver-based law firm of Davis Graham & Stubbs in 1970 and later rose to the position of Chairman and Managing Partner of the firm. At various other times during his career, Mr. Bunch has served as Chair of the NASD Business District Conduct Committee, and Chair of the Colorado Bar Association Ethics Committee. In June 2010, Mr. Bunch became the Managing Member of Grumman Hill Group LLC, a family office private equity investment manager. The Board believes that Mr. Bunch’s experience as an investment banker and investment management lawyer and his experience as a director of other investment companies benefits the Fund.

Bruce L. Crockett. Mr. Crockett has been a member of the Houston Board since 2010, and has served as Independent Chair of the Board since 2004. Mr. Crockett has more than 30 years of experience in finance and general management in the banking, aerospace and telecommunications industries. From 1992 to 1996, he served as president, chief executive officer and a director of COMSAT Corporation, an international satellite and wireless telecommunications company. Mr. Crockett has also served, since 1996, as chairman of Crockett Technologies Associates, a strategic consulting firm that provides services to the information technology and communications industries. Mr. Crockett also serves on the Board of Directors of ALPS (Attorneys Liability

Protection Society) and is a life trustee of the University of Rochester Board of Directors. The Board believes that Mr. Crockett’s extensive experience in managing public companies and familiarity with investment companies and his experience as a director of other investment companies benefits the Fund.

Rodney F. Dammeyer. Mr. Dammeyer has been a member of the Houston Board since 2010. Mr. Dammeyer is chairman of CAC, LLC, a private company offering capital investment and management advisory services. Prior to this, Mr. Dammeyer was responsible for managing all of Sam Zell’s non-real estate investment activity as managing partner of Equity Group Corporate Investments. From 1985 to 1995, Mr. Dammeyer was chief executive officer of Itel Corporation, which later changed its name to Anixter International. From 1983 to 1985, Mr. Dammeyer was senior vice president and chief financial officer of Household International, Inc. He was executive vice president and chief financial officer of Northwest Industries, Inc. from 1979 to 1983. After graduating from Kent State University in 1962, Mr. Dammeyer began his business career with Arthur Andersen & Co. and was admitted to partnership in 1970. He served as chairman of the firm’s advisory council and a member of the board of directors’ nominating committee. Mr. Dammeyer is a member of the boards of directors of Stericycle, Inc. and Quidel Corporation, in addition to several private companies. He also serves on the School of Leadership and Education Sciences (SOLES) Advisory Board of the University of San Diego, the board of directors of High Tech charter schools, and the California Charter Schools Association. From 1987 to 2010, Mr. Dammeyer served as Director or Trustee of investment companies in the Van Kampen Funds complex. The Board believes that Mr. Dammeyer’s experience in executive positions at a number of public companies, his accounting experience and his experience serving as a director of other investment companies benefits the Fund.

Albert R. Dowden. Mr. Dowden has been a member of the Houston Board since 2010. Mr. Dowden retired at the end of 1998 after a 24-year career with Volvo Group North America, Inc. and Volvo Cars of North America, Inc. Mr. Dowden joined Volvo as general counsel in 1974 and was promoted to increasingly senior positions until 1991 when he was appointed president, chief executive officer and director of Volvo Group North America and senior vice president of Swedish parent company AB Volvo. Since retiring, Mr. Dowden continues to serve on the boards of the Reich & Tang Funds, Nature’s Sunshine Products, Inc. and The Boss Group. Mr. Dowden’s charitable endeavors currently focus on Boys & Girls Clubs where he has been active for many years, as well as several other not-for-profit organizations. Mr. Dowden began his career as an attorney with a major international law firm, Rogers & Wells (1967-1976), which is now Clifford Chance. The Board believes that Mr. Dowden’s extensive experience as a corporate executive and lawyer and his experience serving as a director of other investment companies benefits the Fund.

Jack M. Fields. Mr. Fields has been a member of the Houston Board since 2010. Mr. Fields served as a member of Congress, representing the 8th Congressional District of Texas from 1980 to 1997. As a member of Congress, Mr. Fields served as Chairman of the House Telecommunications and Finance Subcommittee, which has jurisdiction and oversight of the Federal Communications Commission and the Securities and Exchange Commission. Mr. Fields co-sponsored the National Securities Markets Improvements Act of 1996, and played a leadership role in enactment of the Securities Litigation Reform Act. Mr. Fields currently serves as Chief Executive Officer of the Twenty-First Century Group, Inc. in Washington, D.C., a bipartisan Washington consulting firm specializing in Federal government affairs. Mr. Fields also serves as a Director of Insperity, Inc. (formerly known as Administaff), a premier professional employer organization with clients nationwide. In addition, Mr. Fields sits on the Board of the Discovery Channel Global Education Fund, a nonprofit organization dedicated to providing educational resources to people in need around the world through the use of technology. The Board believes that Mr. Fields’ experience in the House of Representatives, especially concerning regulation of the securities markets, and his experience serving as a director of other investment companies benefits the Fund.

Dr. Prema Mathai-Davis. Dr. Mathai-Davis has been a member of the Houston Board since 2010. Prior to her retirement in 2000, Dr. Mathai-Davis served as Chief Executive Officer of the YWCA of the USA. Prior to joining the YWCA, Dr. Mathai-Davis served as the Commissioner of the New York City Department for the Aging. She was a Commissioner of the Metropolitan Transportation Authority of New York, the largest regional transportation network in the U.S. Dr. Mathai-Davis also serves as a Trustee of the YWCA Retirement Fund, the first and oldest pension fund for women, and on the advisory board of the Johns Hopkins Bioethics Institute.

Dr. Mathai-Davis was the president and chief executive officer of the Community Agency for Senior Citizens, a non-profit social service agency that she established in 1981. She also directed the Mt. Sinai School of Medicine-Hunter College Long-Term Care Gerontology Center, one of the first of its kind. The Board believes that Dr. Mathai-Davis’ extensive experience in running public and charitable institutions and her experience serving as a director of other investment companies benefits the Fund.

Dr. Larry Soll. Dr. Soll has been a member of the Houston Board since 2010. Formerly, Dr. Soll was chairman of the board (1987 to 1994), chief executive officer (1982 to 1989; 1993 to 1994), and president (1982 to 1989) of Synergen Corp., a public company, and in such capacities supervised the activities of the Chief Financial Officer. Dr. Soll also has served as a director of three other public companies and as a treasurer of a non-profit corporation. The Board believes that Dr. Soll’s experience as a chairman of a public company and in academia and his experience serving as a director of other investment companies benefits the Fund.

Hugo F. Sonnenschein. Mr. Sonnenschein has been a member of the Board of the Fund since 1998 and a member of the board of other funds overseen by the Board since 1994. The Board believes that Mr. Sonnenschein’s academic experience, his economic expertise, his experience as a member of the board of several organizations, his service as a Managing General Partner of the Fund and his experience as a director of other investment companies benefits the Fund.

Raymond Stickel, Jr. Mr. Stickel, Jr. has been a member of the Houston Board since 2010. Mr. Stickel retired after a 35-year career with Deloitte & Touche (the Firm). For the last five years of his career, he was the managing partner of the Investment Management practice for the New York, New Jersey and Connecticut region. In addition to his management role, he directed audit and tax services for several mutual fund clients. Mr. Stickel began his career with Touche Ross & Co. in Dayton, Ohio, became a partner in 1976 and managing partner of the office in 1985. He also started and developed an investment management practice in the Dayton office that grew to become a significant source of investment management talent for the Firm. In Ohio, he served as the audit partner on numerous mutual funds and on public and privately held companies in other industries. Mr. Stickel has also served on the firm’s Accounting and Auditing Executive Committee. The Board believes that Mr. Stickel’s experience as a partner in a large accounting firm working with investment managers and investment companies and his experience as a director of other investment companies benefits the Fund.

Suzanne H. Woolsey. Ms. Woolsey has been a member of the Board since 2003. The Board believes that Ms. Woolsey’s experience as a director of numerous organizations, her service as a Managing General Partner of the Fund and her experience as a director of other investment companies benefits the Fund.

Interested Managing General Partners and Nominees

Martin L. Flanagan. Mr. Flanagan has been a member of the Houston Board since 2010. Mr. Flanagan is president and chief executive officer of Invesco Ltd., a position he has held since August 2005. He is also a member of the Board of Directors of Invesco Ltd. Mr. Flanagan joined Invesco Ltd. from Franklin Resources, Inc., where he was president and co-chief executive officer from January 2004 to July 2005. Previously he had been Franklin’s co-president from May 2003 to January 2004, chief operating officer and chief financial officer from November 1999 to May 2003, and senior vice president and chief financial officer from 1993 until November 1999. Mr. Flanagan served as director, executive vice president and chief operating officer of Templeton, Galbraith & Hansberger, Ltd. before its acquisition by Franklin in 1992. Before joining Templeton in 1983, he worked with Arthur Andersen & Co. Mr. Flanagan is a chartered financial analyst and a certified public accountant. He serves as vice chairman of the Investment Company Institute and is a member of the executive board at the SMU Cox School of Business. The Board believes that Mr. Flanagan’s long experience as an executive in the investment management area and his experience as a director of other investment companies benefits the Fund.

Philip A. Taylor. Mr. Taylor has been a member of the Houston Board since 2010. Mr. Taylor has headed Invesco’s North American retail business as Senior Managing Director since April 2006. He previously served as chief executive officer of Invesco Trimark Investments since January 2002. Mr. Taylor joined Invesco in 1999 as senior vice president of operations and client services and later became executive vice president and chief operating officer. Mr. Taylor was president of Canadian retail broker Investors Group Securities from 1994 to 1997 and managing partner of Meridian Securities, an execution and clearing broker, from 1989 to 1994. He held various management positions with Royal Trust, now part of Royal Bank of Canada, from 1982 to 1989. He began his career in consumer brand management in the U.S. and Canada with Richardson-Vicks, now part of Procter & Gamble. The Board believes that Mr. Taylor’s long experience in the investment management business and his experience as a director of other investment companies benefits the Fund.

Wayne W. Whalen. Mr. Whalen has been a member of the Board of the Fund since 1998 and a member of the board of other funds overseen by the Board since 1989. The Board believes that Mr. Whalen’s legal experience, his service as a Managing General Partner of the Fund and his experience as a director of other investment companies benefits the Fund.

Compensation of Managing General Partners and Nominees

The compensation of Managing General Partners and executive officers who are affiliated persons (as defined in 1940 Act) of the Adviser is paid by the respective affiliated entity. The Fund pays the non-affiliated Managing General Partners an annual retainer and meeting fees for services to the Fund.

Additional information regarding compensation and benefits for Managing General Partners and Nominees that are proposed to serve on the Consolidated Board is set forth below. As indicated in the notes accompanying the table, the amounts relate to either the Fund’s most recently completed fiscal year or the most recently completed calendar year ended December 31, 2013.

Name	Compensation from the Fund(1)	Total Compensation from Fund Complex(2)	Number of Portfolios in Fund Complex Overseen by Managing General Partner
Independent Managing General Partners and Nominees
David C. Arch	$1,385	$407,000	136
Frank S. Bayley	—	376,150	126
James T. Bunch	—	348,200	126
Bruce L. Crockett	—	664,250	126
Rodney F. Dammeyer	—	321,750	126
Albert R. Dowden	—	370,400	126
Jack M. Fields	—	345,700	126
Prema Mathai-Davis	—	370,400	126
Larry Soll	—	376,150	126
Hugo F. Sonnenschein	1,337	428,700	136
Raymond Stickel, Jr.	—	400,100	126
Suzanne H. Woolsey	1,385	86,000	13
Interested Managing General Partners and Nominees
Wayne W. Whalen	1,385	402,000	136

(1)	The Fund does not accrue or pay retirement or pension benefits to the Managing General Partners as of the date of this Proxy Statement. Pursuant to the retirement plan of funds in the Fund Complex overseen by the Houston Board, which was amended as of December 31, 2013 to convert to a defined contribution plan, estimated annual benefits upon retirement payable by such funds to Trustees is as follows: Wayne W. Whalen: $205,000; David C. Arch: $205,000; Frank S. Bayley: $205,00; James T. Bunch: $205,000; Bruce L. Crockett: $205,000; Rodney F. Dammeyer: $205,000; Albert R. Dowden: $205,000; Jack M. Fields: $205,000; Prema Mathai-Davis: $205,000; Larry Soll: $226,779; Hugo F. Sonnenschein: $205,000; and Raymond Stickel, Jr.: $205,000. Such amounts represent the estimated annual benefits payable by such funds upon the Trustees’ retirement and assumes each Trustee will serve until his or her normal retirement date. These amounts are payable by other funds in the Fund Complex and not by the Fund.

(2)	The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2013. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

The Fund and other funds overseen by the Board have agreed to compensate Ms. Woolsey for additional efforts undertaken in her capacity as chair of the Fund’s governance committee intended to facilitate the Board Consolidation, including attending meetings with representatives of the Houston Board and fund management, in an aggregate amount equal to $100,000.

Fund Share Ownership by Managing General Partners and Nominees

As of December 31, 2013, Managing General Partners and Nominees that are proposed to serve on the Consolidated Board and executive officers owned, directly or beneficially, the number of Shares of the Fund as follows:

Name	Number of Shares[1]
Independent Managing General Partners and Nominees
Arch	26.00
Bayley	—
Bunch	—
Crockett	—
Dammeyer	26.00
Dowden	—
Fields	—
Mathai-Davis	—
Soll	—
Sonnenschein	26.00
Stickel	—
Woolsey	—
Interested Managing General Partners and Nominees
Flanagan	—
Taylor	—
Whalen	26.00
Managing General Partners and Officers as a Group	—

[1]	In order to become a Managing General Partner of the Fund, each Nominee who is elected as a Managing General Partner will make an investment in the Fund of at least $5,000.

As of Record Date, the Managing General Partners and Nominees as a group owned less than 1% of the total Shares outstanding of the Fund.

As of December 31, 2013, each Managing General Partner or Nominee that is proposed to serve on the Consolidated Board beneficially owned equity securities of the Fund and other funds in the Fund Complex overseen by the Managing General Partner or Nominee in the following dollar range amounts:

Name	Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Managing General Partner or Nominee in the Fund Complex
Independent Managing General Partners and Nominees
Arch	$10,001–$50,000	Over $100,000
Bayley	—	Over $100,000
Bunch	—	Over $100,000
Crockett	—	Over $100,000
Dammeyer	$10,001–$50,000	Over $100,000
Dowden	—	Over $100,000
Fields	—	Over $100,000
Mathai-Davis	—	Over $100,000
Soll	—	Over $100,000
Sonnenschein	$10,001–$50,000	Over $100,000
Stickel	—	Over $100,000
Woolsey	$10,001–$50,000	$10,001–$50,000
Interested Managing General Partners and Nominees
Flanagan	—	Over $100,000
Taylor	—	—
Whalen	$10,001–$50,000	Over $100,000

Partner Communications

Partners may send communications to the Board. Partners should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund’s office or directly to such Board member(s) at the address specified for such Managing General Partner or Nominee above. Other partner communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

ADDITIONAL INFORMATION ABOUT THE BOARD

The following includes information about the current structure of the Board, its leadership, its functioning and composition.

Board Qualifications, Diversity and Leadership Structure

The Board seeks to provide investors with a highly qualified, highly capable and diverse group of Board members reflecting the diversity of investor interests underlying the Fund and with a diversity of backgrounds, experience and skills that the Board considers desirable and necessary to its primary goal — protecting and promoting investors’ interests. While the Board does not require that its members meet specific qualifications, the Board has historically sought to recruit and continues to value individual Board members that add to the overall diversity of the Board. The objective is to bring varied backgrounds, experience and skills reflective of the wide range of the partner base and provide both contrasting and complementary skills relative to the other Board members to best protect and promote partners’ interests. Board diversity means bringing together different viewpoints, professional experience, investment experience, education, and other skills. As can be seen in the individual biographies above, the Board brings together a wide variety of business experience (including chairman/chief executive officer-level and director-level experience and board committee experience of several different types of organizations); varied public and private investment-related experience; not-for-profit experience; customer service and other back office operations experience; a wide variety of accounting, finance, legal, and marketing experience; academic experience; consulting experience; and government, political and military service experience. All of this experience together results in important leadership and management knowledge, skills and perspective that provide the Board understanding and insight into the operations of the Fund and add range and depth to the Board.

As part of its governance oversight, the Board conducts an annual self-effectiveness survey which from year to year includes, among other things, evaluating the Board’s (and each committee’s) agendas, meetings and materials, conduct of the meetings, committee structures, interaction with management, strategic planning, etc., and also includes evaluating the Board’s (and each committee’s) size, composition, qualifications (including diversity of characteristics, experience and subject matter expertise) and overall performance. The Board evaluates all of the foregoing and does not believe any single factor or group of factors controls or dominates the qualifications of any individual Managing General Partner or the qualifications of the Managing General Partners as a group. After considering all factors together, including each Managing General Partner’s or Nominee’s background, experience and skills summarized below, the Board believes that each Managing General Partner or Nominee is qualified to serve as a Managing General Partner of the Fund.

The Board’s leadership structure consists of a Chairman of the Board and two standing committees, each described below (and ad hoc committees when necessary), with each committee staffed by Independent Managing General Partners and an Independent Managing General Partner as Committee Chairman. The Chairman of the Board is not the principal executive officer of the Fund. The Chairman of the Board is an “interested person” (as that term is defined by the 1940 Act) of the Fund for the reasons described above in footnote 5 to the Managing General Partner biographies. The Board, including the Independent Managing General Partner, periodically reviews the Board’s leadership structure, including the interested person status of the Chairman, and has concluded the leadership structure is appropriate for the Fund. In considering the chairman position, the Board has considered and/or reviewed (i) the Fund’s organizational documents, (ii) the role of a chairman (including, among other things, setting the agenda and managing information flow, running the meeting and setting the proper tone), (iii) the background, experience and skills of the Chairman (including his independence from the Adviser), (iv) alternative structures (including combined principal executive officer/chairman, selecting one of the Independent Managing General Partner as chairman and/or appointing an independent lead Managing General Partner), (v) rule proposals in recent years that would have required all fund complexes to have an independent chairman, (vi) the Chairman’s past and current performance, and (vii) the potential conflicts of interest of the Chairman (and noted their periodic review as part of their annual self-effectiveness survey and as part of an independent annual review by the Fund’s audit committee of fund legal fees related to such potential conflict). In conclusion, the Board and the Independent Managing General Partners have expressed their continuing support of Mr. Whalen as Chairman.

Board Role in Risk Oversight

Management of the Fund seeks to provide investors with disciplined investment teams, a research-driven culture, careful long-term perspective and a legacy of experience. Thus, the goal for the Fund is attractive long-term performance consistent with the objectives and investment policies and risks for the Fund, which in turn means, among other things, good security selection, reasonable costs and quality shareholder services. An important sub-component of delivering this goal is risk management — understanding, monitoring and controlling the various risks in making investment decisions at the individual security level as well as portfolio management decisions at the overall Fund level. The key participants in the risk management process of the Fund are the Fund’s portfolio managers, the Adviser’s senior management, the Adviser’s risk management group, the Adviser’s compliance group, the Fund’s chief compliance officer, and the various support functions (i.e. the custodian, the Fund’s accountants (internal and external), and legal counsel). While the Fund is subject to other risks such as valuation, custodial, accounting, shareholder servicing, etc., the Fund’s primary risk is understanding, monitoring and controlling the various risks in making portfolio management decisions consistent with the Fund’s objective and policies. The Board’s role is oversight of management’s risk management process. At regular quarterly meetings, the Board reviews Fund performance and factors, including risks, affecting such performance with the Adviser’s senior management, and the Board typically meets at least once a year with the portfolio managers of the Fund. At regular quarterly meetings, the Board reviews reports showing monitoring done by the Adviser’s risk management group, by the Adviser’s compliance group, the Fund’s chief compliance officer and reports from the Fund’s support functions.

Board Committees and Meetings

The Board has two standing committees (an audit committee and a governance committee). Each committee is comprised solely of “Independent Managing General Partners”, which is defined for purposes herein as Managing General Partners who: (1) are not “interested persons” of the Fund as defined by the 1940 Act and (2) are “independent” of the Fund as defined by the New York Stock Exchange and Chicago Stock Exchange listing standards.

The Board’s audit committee currently consists of Messrs. Choate and Kennedy (Chair) and Ms. Heagy. In addition to being Independent Managing General Partners as defined above, each of these Managing General Partners also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange and Chicago Stock Exchange listing standards. The audit committee makes recommendations to the Board concerning the selection of the Fund’s independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of the Fund’s annual audit and considers any comments which the independent registered public accounting firm may have regarding the Fund’s financial statements, accounting records or internal controls. The Board has adopted a formal written charter for its audit committee which sets forth the audit committee’s responsibilities. The audit committee charter of the Fund is available at www.invesco.com/us. Each member of the audit committee is deemed an audit committee financial expert.

The audit committee has reviewed and discussed the financial statements of the Fund with management as well as with the independent registered public accounting firm of the Fund, and discussed with the independent registered public accounting firm the matters required to be discussed under the Public Company Accounting Oversight Board’s Auditing Standard No. 16 (Communications with Audit Committees). The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required under the Public Company Accounting Oversight Board’s Ethics & Independence Rule 3526 and has discussed with the independent registered public accounting firm their independence. Based on this review, the audit committee recommended to the Board that the Fund’s audited financial statements be included in the Fund’s annual report to shareholders for the most recent fiscal year for filing with the Securities Exchange Commission (“SEC”). Each member of the audit committee is deemed an audit committee financial expert.

The Board’s governance committee currently consists of Messrs. Arch and Sonnenschein and Ms. Woolsey (Chair). In addition to being Independent Managing General Partner as defined above, each of these Managing General Partners also meets the additional independence requirements for nominating committee members as defined by the New York Stock Exchange and Chicago Stock Exchange listing standards. The governance committee identifies individuals qualified to serve as Independent Managing General Partner on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The governance committee charter, which includes the Fund’s nominating policies, is available at www.invesco.com/us. The Independent Managing General Partner select and nominate Independent Managing General Partner nominees for the Fund. While the Independent Managing General Partner expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board as they deem appropriate, they will consider nominations from partners to the Board. Nominations from partners should be in writing and sent to the Independent Managing General Partner as described below.

During the twelve months ended December 31, 2013, the Board met 6 times, the audit committee met 6 times and the governance committee of the Fund met 4 times. During such fiscal year, each of the Managing General Partners during the period such Managing General Partner served as a Managing General Partner attended at least 75% of the meetings of the Board and committee meetings thereof of which such Managing General Partner was a member.

ADDITIONAL INFORMATION ABOUT THE CONSOLIDATED BOARD

If the Consolidation is completed, it is anticipated that the Consolidated Board will have a governance structure similar to the current governance structure of the Houston Board, although the Consolidated Board could choose to modify the governance structure of the Consolidated Board at any time and no assurance can be given that the governance structure of the Consolidated Board will be adopted for the Fund or be the same as the current governance structure of the Houston Board. Information relating to the current governance structure of the Houston Board is set forth below.

Houston Board Leadership Structure

The Houston Board has appointed an independent board member to serve in the role of Chair. The Chair’s primary role is to participate in the preparation of the agenda for meetings of the Houston Board and the identification of information to be presented to the Houston Board and matters to be acted upon by the Houston Board. The Chair also presides at all meetings of the Houston Board and acts as a liaison with service providers, officers, attorneys, and other board members generally between meetings. The Chair may perform such other functions as may be requested by the Houston Board from time to time. Except for any duties specified herein or pursuant to a Houston Fund’s charter documents, the designation of Chair does not impose on such independent board member any duties, obligations or liability that is greater than the duties, obligations or liability otherwise imposed on such person as a member of the Houston Board, generally. As discussed below, the Houston Board has established committees to assist the Houston Board in performing its oversight responsibilities.

Houston Board Role in Risk Oversight

The Houston Board considers risk management issues as part of its general oversight responsibilities throughout the year at regular meetings of each of the Investments, Audit, Compliance and Valuation, Distribution and Proxy Oversight committees (as further described below) (the “Houston Committees”). These Houston Committees in turn report to the full Houston Board and recommend actions and approvals for the full Houston Board to take.

The Adviser, or its affiliates, prepares regular reports that address certain investment, valuation and compliance matters, and the Houston Board as a whole or the Houston Committees may also receive special written reports or presentations on a variety of risk issues at the request of the Houston Board, a Houston Committee or the Senior Officer of the Houston Funds (the “Senior Officer”). It is anticipated that the Senior Officer would be made the Senior Officer of the Fund following the Consolidation. In addition, the Houston Audit Committee meets regularly with Invesco Ltd.’s internal audit group to review reports on their examinations of functions and processes within the Adviser that affect the Houston Funds.

The Houston Investments Committee and its sub-committees receive regular written reports describing and analyzing the investment performance of the Houston Funds. In addition, the portfolio managers of the Houston Funds meet regularly with the sub-committees of the Houston Investment Committee to discuss portfolio performance, including investment risk, such as the impact on the Houston Funds of the investment in particular securities or instruments, such as derivatives. To the extent that a Houston Fund changes a particular investment strategy that could have a material impact on the Houston Fund’s risk profile, the Houston Board generally is consulted in advance with respect to such change.

The Adviser provides regular written reports to the Houston Valuation, Distribution and Proxy Oversight Committee that enable such committee to monitor the valuation of securities in a particular portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within a Houston Fund’s portfolio.

The Houston Audit Committee reviews valuation procedures and pricing results with the Houston Fund’s independent auditors in connection with such committee’s review of the results of the audit of the Houston Fund’s year-end financial statements. In addition, the Houston Audit Committee meets regularly with Invesco Ltd.’s internal audit group to review reports on their examinations of functions and processes within the Adviser that affect the Houston Funds.

The Houston Compliance Committee receives regular compliance reports prepared by the Adviser’s compliance group and meets regularly with each Houston Fund’s Chief Compliance Officer (the “CCO”) to discuss compliance issues, including compliance risks. The Houston Compliance Committee recommends and the Houston Board adopts compliance policies and procedures for the Houston Funds and approves such procedures for the Houston Funds’ service providers. The compliance policies and procedures are specifically designed to detect, prevent and correct violations of the federal securities laws.

Houston Board Committees and Meetings

The standing committees of the Houston Board are the Houston Audit Committee, the Houston Compliance Committee, the Houston Governance Committee, the Houston Investments Committee and the Houston Valuation, Distribution and Proxy Voting Oversight Committee.

Houston Audit Committee

The members of the Houston Audit Committee are Messrs. Arch, Bayley, Bunch, Crockett, Dammeyer (Vice-Chair), Stickel (Chair) and Dr. Soll. The Houston Audit Committee held seven meetings during the twelve months ended February 28, 2014. The Houston Audit Committee’s charter is available at www.invesco.com/us.

The Houston Audit Committee’s primary purposes are to:

•	Oversee qualifications, independence and performance of the independent registered public accountants for the Houston Funds;

•	Appoint independent registered public accountants for the Houston Funds;

•

Pre-approve all permissible audit and non-audit services that are provided to the Houston Funds by their independent registered public accountants to the extent required by Section 10A (h) and (i) of the Exchange Act;

•

Pre-approve, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Houston Funds’ independent registered public accountants to the Adviser and certain other affiliated entities;

•	Review the audit and tax plans prepared by the independent registered public accountants for the Houston Funds;

•	Review the Houston Funds’ audited financial statements;

•	Review the process that management uses to evaluate and certify disclosure controls and procedures in Form N-CSR;

•	Review the process for preparation and review of the Houston Funds’ shareholder reports;

•	Review certain tax procedures maintained by the Houston Funds;

•	Review modified or omitted officer certifications and disclosures for the Houston Funds;

•	Review any internal audits of the Houston Funds;

•	Establish procedures regarding questionable accounting or auditing matters and other alleged violations for the Houston Funds;

•	Set hiring policies for employees and proposed employees of the Houston Funds who are employees or former employees of the independent registered public accountants; and

•

Remain informed of (a) the Houston Funds’ accounting systems and controls; (b) regulatory changes and new accounting pronouncements that affect the Houston Funds’ net asset value calculations and financial statement reporting requirements; and (c) communications with regulators regarding accounting and financial reporting matters that pertain to the Houston Funds.

Houston Compliance Committee

The members of the Houston Compliance Committee are Messrs. Bayley, Bunch, Dammeyer (Vice-Chair), Stickel and Dr. Soll (Chair). The Houston Compliance Committee held six meetings during the twelve months ended February 28, 2014.

The Houston Compliance Committee is responsible for:

•	Recommending to the Houston Board and its independent board members the appointment, compensation and removal of the Houston Funds’ CCO;

•	Recommending to the independent board members of the Houston Board the appointment, compensation and removal of the Houston Funds’ Senior Officer;

•	Reviewing any compliance review report prepared for the Houston Funds by a third party who is not an interested person of the Adviser;

•	Reviewing all reports on compliance matters from the Houston Funds’ CCO, Advisers’ CCO, and the Senior Officer;

•	Reviewing all recommendations made by the Senior Officer regarding the Adviser’s compliance procedures;

•	Overseeing all of the compliance policies and procedures of the Houston Funds and their service providers adopted pursuant to Rule 38a-1 of the 1940 Act;

•	Reviewing and recommending to the independent board members of the Houston Funds whether to approve procedures to investigate matters brought to the attention of the Adviser’s ombudsman;

•

Risk management oversight with respect to the Houston Funds and, in connection therewith, receiving and overseeing risk management reports from Invesco Ltd. that are applicable to the Houston Funds or their service providers; and

•	Overseeing potential conflicts of interest that are reported to the Houston Compliance Committee by the Adviser, the CCO and/or the Senior Officer.

Houston Governance Committee

The members of the Houston Governance Committee are Messrs. Arch, Crockett, Dowden (Chair), Fields (Vice-Chair) and Sonnenschein and Dr. Mathai-Davis. The Governance Committee held six meetings during the twelve months ended February 28, 2014. The Houston Governance Committee’s charter is available at www.invesco.com/us.

The Houston Governance Committee is responsible for:

•

Nominating persons who will qualify as independent board members for (a) election as board members in connection with meetings of shareholders of the Houston Funds that are called to vote on the election of board members and (b) appointment by the Houston Board as board members in connection with filling vacancies that arise in between meetings of shareholders;

•	Nominating the Chair of the Houston Board;

•

Monitoring the composition of the Houston Board and each committee of the Houston Board, including reviewing the size of the Houston Board, and recommending to the Houston Board whether the size of the Houston Board shall be increased or decreased;

•

Recommending persons to serve as members of each committee of the Houston Board (other than the Houston Compliance Committee), as well as persons who shall serve as the chair and vice chair of each committee;

•	Reviewing and recommending the amount of compensation payable to the independent board members of the Houston Funds;

•	Overseeing the selection of and compensation paid to independent legal counsel to the independent board members of the Houston Funds;

•	Reviewing and approving the compensation paid to counsel and other advisers, if any, to the Houston Committees; and

•	Reviewing as they deem appropriate administrative and/or logistical matters pertaining to the operations of the Houston Board.

The Houston Governance Committee will consider nominees recommended by a shareholder to serve as board members of the Houston Funds, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which board members will be elected; and (ii) that the Houston Governance Committee or the Houston Board, as applicable, shall make the final determination of persons to be nominated. Notice procedures set forth in each Houston Fund’s Bylaws require that any shareholder of a Houston Fund desiring to nominate a board member for election at a shareholder meeting must submit to the Houston Fund’s Secretary the nomination in writing not later than the close of business on the later of the 60th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 90th day prior to the shareholder meeting. The Governance Committee has not adopted any specific policy on the issue of diversity, but will take it into account, among other factors, in its consideration of new candidates for the Houston Board.

Houston Investments Committee

The members of the Houston Investments Committee are Messrs. Arch, Bayley (Chair), Bunch (Vice-Chair), Crockett, Dammeyer, Dowden, Fields (Vice-Chair), Flanagan, Sonnenschein (Vice-Chair), Stickel, Taylor, Whalen, and Drs. Mathai-Davis and Soll. The Houston Investments Committee held six meetings during the twelve months ended February 28, 2014.

The Houston Investments Committee’s primary purposes are to assist the Houston Board in its oversight of the investment management services provided to the Houston Funds by the Adviser and the Sub-Advisers and to review all proposed and existing advisory and sub-advisory arrangements for the Houston Funds and recommend what action the full Houston Board and the independent board members take regarding the approval of all such proposed arrangements and the continuance of all such existing arrangements.

The Houston Investments Committee has established three Sub-Committees. The Sub-Committees are responsible for:

•

Reviewing the performance, fees and expenses of the Houston Funds that have been assigned to a particular Sub-Committee (for each Sub-Committee, the “Designated Funds”), unless the Houston Investments Committee takes such action directly;

•	Reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies and limitations of the Designated Funds;

•	Evaluating the investment advisory, sub-advisory and distribution arrangements in effect or proposed for the Designated Funds, unless the Houston Investments Committee takes such action directly;

•	Being familiar with the registration statements and periodic shareholder reports applicable to their Designated Funds; and

•	Such other investment-related matters as the Houston Investments Committee may delegate to the Sub-Committee from time to time.

Houston Valuation, Distribution and Proxy Oversight Committee

The members of the Houston Valuation, Distribution and Proxy Oversight Committee are Messrs. Dowden, Fields, Sonnenschein (Vice-Chair), Whalen and Dr. Mathai-Davis (Chair). The Houston Valuation, Distribution and Proxy Oversight Committee held six meetings during the twelve months ended February 28, 2014.

The primary purposes of the Houston Valuation, Distribution and Proxy Oversight Committee are (a) to address issues requiring action or oversight by the Houston Board of the Houston Funds (i) in the valuation of the Houston Funds’ portfolio securities consistent with the Pricing Procedures, (ii) in oversight of the creation and maintenance by the principal underwriters of the Houston Funds of an effective distribution and marketing system to build and maintain an adequate asset base and to create and maintain economies of scale for the Funds, (iii) in the review of existing distribution arrangements for the Houston Funds under Rule 12b-1 and Section 15 of the 1940 Act, and (iv) in the oversight of proxy voting on portfolio securities of the Houston Funds; and (b) to make regular reports to the full Houston Board.

The Houston Valuation, Distribution and Proxy Oversight Committee is responsible for:

With regard to valuation:

•	Developing an understanding of the valuation process and the Houston Funds’ pricing procedures;

•	Reviewing the pricing procedures and making recommendations to the full Houston Board with respect thereto;

•

Reviewing the reports described in the pricing procedures and other information from the Adviser regarding fair value determinations made pursuant to the pricing procedures by the Adviser’s internal valuation committee and making reports and recommendations to the full Houston Board with respect thereto;

•

Receiving the reports of the Adviser’s internal valuation committee requesting approval of any changes to pricing vendors or pricing methodologies as required by the pricing procedures and the annual report of the Adviser evaluating the pricing vendors, approving changes to pricing vendors and pricing methodologies as provided in the pricing procedures, and recommending annually the pricing vendors for approval by the full Houston Board;

•	Upon request of the Adviser, assisting the Adviser’s internal valuation committee or the full Houston Board in resolving particular fair valuation issues;

•

Reviewing the reports described in the procedures for determining the liquidity of securities and other information from the Adviser regarding liquidity determinations made pursuant to the liquidity procedures by the Adviser and making reports and recommendations to the full Houston Board with respect thereto; and

•	Overseeing actual or potential conflicts of interest by investment personnel or others that could affect their input or recommendations regarding pricing or liquidity issues for the Houston Funds.

With regard to distribution and marketing:

•	Developing an understanding of mutual fund distribution and marketing channels and legal, regulatory and market developments regarding distribution of the Houston Funds;

•	Reviewing periodic distribution and marketing determinations and annual approval of distribution arrangements and making reports and recommendations to the full Houston Board with respect thereto; and

•

Reviewing other information from the principal underwriters to the Houston Funds regarding distribution and marketing of the Houston Funds and making recommendations to the full Houston Board with respect thereto.

With regard to proxy voting:

•

Overseeing the implementation of the proxy voting guidelines and the proxy policies and procedures for the Houston Funds by the Adviser and the Sub-Advisers, reviewing a quarterly proxy voting report and making recommendations to the full Houston Board with respect thereto;

•

Reviewing the proxy voting guidelines and the proxy policies and procedures and information provided by the Adviser and the Sub-Advisers regarding industry developments and best practices in connection with proxy voting and making recommendations to the full Houston Board with respect thereto; and

•	In implementing its responsibilities in this area, assisting the Adviser in resolving particular proxy voting issues.

PROPOSAL 2:

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board, including a majority of the Managing General Partners who are not “interested persons” of the Fund (as defined by the 1940 Act), appointed PricewaterhouseCoopers, LLP (“PWC”) as the independent registered public accounting firm of the Fund. The selection of the independent registered public accounting firm of the Fund is being submitted to partners for ratification

It is not expected that representatives of PWC will attend the Meeting. In the event representatives of PWC do attend the Meeting, they will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

Audit and Other Fees

The Fund was billed the amounts listed in the tables below by PWC during the Fund’s two prior fiscal years. In accordance with the adopted pre-approval policies and procedures, the audit committee has pre-approved 100% of all audit and non-audit services provided to the Fund by its independent registered public accounting firm. The Board’s pre-approval policies and procedures are included as part of the Board’s audit committee charter, which is available at www.invesco.com/us.

Audit Fees

For the Fund’s two most recently completed fiscal years, the aggregate fees billed to the Fund by PWC for professional services rendered for the audit of the Fund’s annual financial statements are set forth in the table below.

Audit-Related Fees

For the Fund’s two most recently completed fiscal years, the aggregate fees billed to the Fund by PWC for professional services rendered for audit-related services are set forth in the table below.

Tax Fees

For the Fund’s two most recently completed fiscal years, the aggregate fees billed by PWC and approved by the audit committee of the Fund for professional services rendered for tax compliance, tax advice, and tax planning are set forth in the table below.

All Other Fees

For the Fund’s two most recently completed fiscal years, the aggregate fees billed by PwC and approved by the audit committee of the Fund for professional services rendered for all other services are set forth in the table below. All of the other services for the two most recently completed fiscal years were approved by the audit committee in accordance with its pre-approval policies and procedures.

Covered Entities

For the Fund’s two most recently completed fiscal years, the aggregate non-audit fees billed to the Adviser or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (the “Covered Entities”) are set forth in the tables below. The audit committee is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations of financial reporting of the Fund. The Audit Committee also has considered whether the provision of non-audit services, if any, performed by PwC to the Fund and Covered Entities is compatible with maintaining PwC’s independence in performing audit services.

Fiscal Year Ended		Non-Audit Fees(1)
	Audit Fees	Audit-Related Fees	Tax Fees(2)	All Other Fees(3)	Total Non-Audit Fees	Total Fees
12/31/2013	$23,600	$0	$27,000	$1,923	$28,923	$52,523
12/31/2012	29,800	0	35,000	0	35,000	64,800

(1)

PWC billed for non-audit services rendered that were required to be pre-approved by the Fund’s audit committee in the amount of $574,000 for the fiscal year ended December 31, 2013, and $0 for fiscal year ended December 31, 2012, to Covered Entities. Including the fees for services not required to be pre-approved by the Fund’s audit committee, PWC billed aggregate non-audit fees of $1,645,309 for the fiscal year ended December 31, 2013, and $0 for the fiscal year ended December 31, 2012, for non-audit services rendered to the Covered Entities.

(2)	Tax Fees includes fees billed for reviewing tax returns.

(3)	All Other Fees includes fees billed for completing professional services related to benchmark analysis.

OTHER INFORMATION

Executive Officers of the Fund

The following information relates to the executive officers of the Fund other than the President and Principal Executive Officer. Each officer also serves in the same capacity for all or a number of the other investment companies advised by the Adviser or affiliates of the Adviser. The officers of the Fund are appointed annually by the Managing General Partners and serve for one year or until their respective successors are chosen and qualified. The Fund’s officers, except for the CCO, do not receive compensation from the Fund. The Fund’s officers may also be officers or employees of the Adviser or officers of affiliates of the Adviser and may receive compensation in such capacities. The address of each officer is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

Name, Year of Birth and Position(s) Held with the Fund	Principal Occupation(s) During the Past Five Years
John M. Zerr (1962) Senior Vice President, Chief Legal Officer and Secretary	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company).

Sheri Morris (1964) Vice President, Treasurer and Principal Financial Officer	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund

Name, Year of Birth and Position(s) Held with the Fund	Principal Occupation(s) During the Past Five Years
Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust.

Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Karen Dunn Kelley (1960) Vice President	Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Chairman, Invesco Senior Secured Management, Inc.; Director and President, INVESCO Asset Management (Bermuda) Ltd.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only).

Crissie Wisdom (1969) Anti-Money Laundering Compliance Officer	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (fka Van Kampen Funds, Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Fraud Prevention Manager and Controls and Risk Analysis Manager, Invesco Investment Services, Inc.

Valinda Arnett-Patton (1959) Chief Compliance Officer	Chief Compliance Officer, Invesco Funds (Chicago) Formerly: Compliance Director, Invesco Fixed Income, Invesco; Deputy Compliance Officer, AIG Sun America Asset Management Corp.

Partner Information

As of the Record Date, to the knowledge of the Fund, no partner owned beneficially more than 5% of the Fund’s outstanding Shares except as set forth below:

Name and Address of Partner	Amount of Ownership as of the Record Date	Approximate Percentage Owned as of the Record Date
Comerica Bank Cust P.O. Box 75000 Detroit, MI 48275	23,867.00	19.47%

Comerica Bank Agent for Edward and Helen Mardigian P.O. Box 75000 Detroit, MI 48275	19,838.00	16.18%

Gordon E. Moore & Betty I. Moore TR FBO Gordon E. Moore & Betty I. Moore Trust Woodside, CA	11,184.00	9.12%

Michael Lloyd DOW TR Estate Planning Trust # 1 Charlevoix, MI	7,704.00	6.28%

Proxy Solicitation Expenses

The expenses of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice and this Proxy Statement, and all other costs in connection with the solicitation of proxies will be borne by the Fund. The Fund will also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, facsimile or personal interview by representatives of the Fund, the Adviser or its affiliates, by the transfer agent of the Fund and by dealers or their representatives. The Fund may also retain Computershare Fund Services, a professional proxy solicitation firm, to assist in additional proxy solicitation. The estimated cost of solicitation by Computershare Fund Services is approximately $1,200.

The Adviser has agreed to bear non-routine expenses associated with the Meeting in excess of customary costs associated with an annual Partner meeting.

Partner Proposals

To be considered for presentation at a partners’ meeting, rules promulgated by the SEC require that, among other things, a partner’s proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Partner proposals intended to be presented at the year 2015 annual meeting of partners for the Fund pursuant to Rule 14a-8 under the Exchange Act of 1934 (the “Exchange Act”), must be received by the Fund at the Fund’s principal address by February 18, 2015. Timely submission of a proposal does not necessarily mean that such proposal will be included in the Fund’s proxy statement. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Fund at the Fund’s principal executive offices not later than May 4, 2015. Timely submission of a proposal does not necessarily mean that such proposal will be included. Any partner who wishes to submit proposals for consideration at a meeting of the Fund’s partners should send such proposal to the Fund at the principal executive offices of the Fund at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, Attn: President.

Important Notice Regarding the Availability of Proxy Materials for the Meeting

This Proxy Statement will be available online at www.proxy-direct.com/INV-25785 through the date of the Meeting.

General

Management of the Fund does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of partners of the Fund entitled to be present and vote at the Meeting will be available at the offices of the Fund, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, for inspection by any partner during regular business hours for ten days prior to the date of the Meeting.

Failure of a quorum to be present at the Meeting for the Fund may necessitate adjournment and may subject the Fund to additional expense.

If you cannot be present in person, you are requested to fill in, sign and return the enclosed proxy card, for which no postage is required if mailed in the United States, or record your voting instructions by telephone or via the internet promptly.

Senior Vice President, Secretary and Chief Legal Officer

July 24, 2014

EVERY PARTNER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

Please detach at perforation before mailing.

INVESCO EXCHANGE FUND (the “Fund”) PROXY SOLICITED ON BEHALF OF THE BOARD OF MANAGING GENERAL PARTNERS (the “Board”) FOR THE ANNUAL MEETING OF PARTNERS TO BE HELD AUGUST 29, 2014

The undersigned holder of units of Invesco Exchange Fund hereby appoints John M. Zerr, Sheri S. Morris and Peter A. Davidson, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Annual Meeting of Partners on August 29, 2014, at 3:00 p.m., Eastern Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the units of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE UNITS WILL BE VOTED “FOR” EACH PROPOSAL AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

NOTE: If you vote by telephone or on the internet, please do NOT return your proxy card.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Signature

Date

PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY PARTNER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the Invesco Exchange Fund

Annual Meeting of Partners to Be Held on August 29, 2014

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/inv-25785

Please detach at perforation before mailing.

This proxy is solicited on behalf of the Board. The Board recommends voting “FOR” the proposals.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. Example:  ¢

			FOR	WITHHOLD	FOR ALL
1.	To elect fifteen Managing General Partners, each to serve until the next annual meeting of partners or until a successor is elected and qualified. – The Board recommends a vote “FOR ALL” of the nominees listed:		ALL ☐	ALL ☐	EXCEPT ☐

	01. David C. Arch	02. Frank S. Bayley
	03. James T. Bunch	04. Bruce L. Crockett
	05. Rodney F. Dammeyer	06. Albert R. Dowden
	07. Jack M. Fields	08. Martin L. Flanagan
	09. Dr. Prema Mathai-Davis	10. Dr. Larry Soll
	11. Hugo F. Sonnenschein	12. Raymond Stickel, Jr.
	13. Philip A. Taylor	14. Wayne W. Whalen
15. Suzanne H. Woolsey

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

			FOR	AGAINST	ABSTAIN
2.	To ratify the selection of PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Fund. – The Board recommends a vote “FOR” the proposal.		☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE